Exhibit 2

Deloitte & Touche LLP
Suite 301
Harborside Plaza 10
Jersey City, NJ 07311
USA

Tel: +1 212 937 8200
www.deloitte.com

Morgan Stanley & Co. LLC Morgan Stanley Capital I Inc. Morgan Stanley Mortgage Capital Holdings LLC 1585 Broadway New York, New York 10036

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below relating to certain information relating to a mortgage loan and its mortgaged properties contained in a Microsoft Excel® workbook (the “Underwritten Model”) in connection with the proposed offering of certain classes of TPG 2024-WLSC Commercial Mortgage Pass-Through Certificates, Series 2024-WLSC. Morgan Stanley & Co. LLC, Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC (collectively, the “Company”) are responsible for the information provided to us, including the Underwritten Model.

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Underwritten Model. Additionally, Wells Fargo Bank, National Association and Wells Fargo Securities, LLC (collectively, with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Underwritten Model and communicated differences prior to being provided the final Underwritten Model which was subjected to the procedures described below.

Procedures and Findings

On October 16, 2024, representatives of the Company provided us with the Underwritten Model containing certain information relating to a mortgage loan and its three related mortgaged properties (collectively, the “Mortgage Asset”).

Member of
Deloitte Touche Tohmatsu Limited

From August 8, 2024 through October 16, 2024, representatives of the Company provided us with certain Source Documents (as defined in the attached Appendix A) related to the Mortgage Asset. We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Source Documents.  In addition, we make no representations as to whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset.

At your request, using assumptions and methodologies provided to us by representatives of the Company, we performed the procedures set forth on the attached Appendix B with respect to the Underwritten Data, and we found no exceptions as a result of the procedures.

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We make no representations as to (i) the existence of the underlying documents or data comprising the Mortgage Asset underlying the Underwritten Model or the conformity of their respective characteristics with those assumed for purposes of the procedures described herein, (ii) whether the Source Documents are comprehensive and valid instruments and reflect the current prevailing terms with respect to the Mortgage Asset, (iii) the existence or ownership of the Mortgage Asset or (iv) the reasonableness of any of the aforementioned assumptions, information or methodologies provided to us by the Company.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the information in the Underwritten Model. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the use and information of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 16, 2024

Appendix A

Source Documents

For purposes of performing the agreed-upon procedures described herein and at your request, we relied upon the following source documents as provided to us by representatives of the Company, with respect to the Mortgage Asset (the “Source Documents”):

Instructions and adjustments provided by the Company (the “Underwriting Instructions and Adjustments”);

An electronic file named “408 DD Request 100 Beaver, 225, 266, 275 Second 12-31-22.pdf” (the “Historical Occupancy File”);

Historical property tax billing statements (the “Tax Bill”);

ARGUS projected cashflow report for each of the property budgets (collectively, the “ARGUS Report”);

Historical property level borrower rent rolls (collectively, the “Historical Property Borrower Rent Roll”);

Projected cashflow budgets for each mortgaged property (the “Budgets”);

Tenant leases, lease abstracts, lease summaries or lease estoppels (collectively, the “Leases”);

The underwritten financial summary (the “Underwriting Cash Flow File”);

The information set forth in the “Rent Roll as of 9/1/2024” table of the Underwritten Model (the “Underwritten Rent Roll”);

The information set forth in the “SL Rent” worksheet of the Underwritten Model (the “SL Rent Data”);

Lease Audit Report for 225 Second Avenue (the “225 Lease Audit Report”);

The information set forth in the under the column header “Year 1 Budget” in the “UW” worksheet of the Underwritten Model (the “Year 1 Budget”); and

Property level rent rolls as of June 30, 2024 (collectively, the “Property Rent Rolls”).

Appendix B

Description of the Procedures

1.	Using the information set forth in the Historical Occupancy File and Underwritten Rent Roll, we recomputed the weighted average occupancy percentage for the Mortgage Asset as of December 31, 2021 and December 31, 2022. We compared such recomputed information to the corresponding information set forth in the “UW” worksheet of the Underwritten Model.
2.	Using the information set forth in the Property Rent Rolls, we recomputed the weighted average occupancy percentage of the Mortgage Asset as of June 30, 2024. We compared such recomputed information to the corresponding information set forth in the “UW” worksheet of the Underwritten Model.

For purposes of our comparisons in procedures 1. and 2., representatives of the Company have instructed us that variances of 0.5% or less are deemed to be “in agreement.”

3.	Using the revenue and expense information set forth in the “UW” worksheet of the Underwritten Model, we recomputed the (i) effective gross income, (ii) total expenses, (iii) net operating income and (iv) net cash flow for the years ended December 31, 2022, December 31, 2021 and the trailing 12-months ended June 30, 2024. We compared such recomputed information to the corresponding information, set forth in the “UW” worksheet in the Underwritten Model.

At the instruction of representatives of the Company, variances of 3% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

4.	We recomputed the projected expense recoveries (November 2024 through October 2025) for each of the top 5 tenants (based on underwritten base rent revenue) as the product of the (i) aggregate recoverable expenses for the related mortgaged property (as set forth in the Budget or in the case “Sanofi,” 225 Lease Audit Report) and (ii) the related tenant’s share of operating expenses (as set forth in the Leases). We compared such recomputed amounts to the corresponding aggregate amount derived from the information set forth under the column heading “Total Esc.” In the Underwritten Rent Roll.

At the instruction of representatives of the Company, variances of 10% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

5.	Using the information set forth in the Tax Bill and the ARGUS Report, we recomputed the aggregate real estate tax and insurance expense, respectively, for the “underwritten period.” We compared such recomputed information to the corresponding information set forth under the column heading “MS UW In-Place” in the “UW” worksheet of the Underwritten Model.

At the instruction of representatives of the Company, variances of 5% or less (with an absolute difference not to exceed $10,000) are deemed to be “in agreement.”

6.	For those leases comprising 80% of the aggregate base rent revenue for the underwritten period, we compared the information shown under the column heading “Lease Expiration” in the “Tenant Information” table of the Underwritten Model, to the corresponding information set forth in or derived from the Leases.

At the instruction of representatives of the Company, differences of 90 days or less were deemed to be “in agreement.”

In addition, for the tenant indicated in the Underwritten Model as having an early termination option, we verified that the applicable Source Document provides for a one-time right for such tenant to terminate the related lease prior to the related lease expiration date.

7.	With respect to the information shown under the column heading “MS UW In-Place” of the “UW” worksheet in the Underwritten Model we:

a.	compared “Potential Base Rent” and “Expense Recoveries” to the corresponding information set forth in or derived from the Underwritten Rent Roll
b.	compared “IG Tenants – SL Rent Steps” to the corresponding information set forth in or derived from the SL Rent Data
c.	compared “Other Income” to the sum of the corresponding information set forth in or derived from the Budgets.
d.	compared the amount shown for each of the “Expenses” categories (except for “Management Fee,” “Insurance” and “RE Taxes”) to the corresponding information shown for that expense category in the Year 1 Budget.
e.	compared “Scheduled Base Rental Revenue” to the sum of “Potential Base Rent” and “IG Tenants - SL Rent Steps.”
f.	compared “Total Gross Income” to the sum of “Scheduled Base Rental Revenue,” “Expense Recoveries” and “Other Income.”
g.	compared “Effective Gross Income” to “Total Gross Income” less “Vacancy/Credit Loss/MTM.”
h.	compared “Management Fee” to the product of 3% and “Effective Gross Income.”
i.	compared “Total Expenses” to the sum of the amounts in the indicated expense categories.
j.	compared “Net Operating Income” to “Effective Gross Income” less “Total Expenses.”
k.	compared “Capex” to the product of $0.15 and the total square footage of the Mortgage Asset (328,886) as set forth in the Underwritten Rent Roll
l.	compared “Tenant Improvements” and “Leasing Commissions” to the product of the related $PSF Per Year (as set forth in applicable footnote in the “UW” worksheet of the Underwritten Model and the applicable square footage (139,109).
m.	compared “Net Cash Flow” to “Net Operating Income” less the sum of “Capex,” “Tenant Improvements” and “Leasing Commissions.”

For purposes of our comparisons in procedures 7.a. through 7.m., representatives of the Company have instructed us that variances of 3% or less (with an absolute difference not to exceed $25,000) are deemed to be “in agreement.”